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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 10, 2006

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     0-8176                95-1840947
  (State of Incorporation)          (Commission           (I.R.S. Employer
                                    File Number)         Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                 90017-3782
(Address of principal executive offices)                        (Zip Code)


                 (213) 929-1800 (Registrant's telephone number,
                              including area code)

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         (Former name, former address and former fiscal year, if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

On May 10, 2006, the Company issued a press release announcing the company's financial results for the quarter ended March 31, 2006

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.0.


Item 9.01    Financial Statements and Exhibits

(c)    Exhibits


Exhibit
  No.                              Description
-------    ---------------------------------------------------------------------
99.1 Press release dated May 10, 2006, announcing financial results for the quarter ended March 31, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             SOUTHWEST WATER COMPANY
                                             (Registrant)

                                             By: /s/ Cheryl L. Clary
                                                 -------------------------------
                                                 Name: Cheryl L. Clary
                                                 Title: Chief Financial Officer

Date: May 10, 2006



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                                  Exhibit Index


Exhibit
  No.                              Description
-------    ---------------------------------------------------------------------
99.1 Press release dated May 10, 2006, announcing financial results for the quarter ended March 31, 2006.



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